                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:       March 21, 1995



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)
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Item 7.         Financial Statements and Exhibits
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        (a)     Financial statements of businesses acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

                99.1 First Amendment dated as of May 17, 1994 to Credit Agreement (Multi-Year Facility) dated as of March 18, 1994 among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent

                99.2 First Amendment dated as of May 17, 1994 to Credit Agreement (364-Day Facility) dated as of March 18,
                       1994 among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent

                99.3 Second Amendment dated as of September 30, 1994 to Credit Agreement (Multi-Year Facility) dated as of March 18, 1994 among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent

                99.4 Second Amendment dated as of September 30, 1994 to Credit Agreement (364-Day Facility) dated as of
                       March 18, 1994 among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent

                99.5 Credit Agreement dated as of March 10, 1995 among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent

                99.6 Second Amended and Restated Transfer and Administration Agreement dated as of March 10, 1995 among the Company, Mattel Sales Corp., Fisher-Price, Inc., the Banks named therein and NationsBank of Texas, N.A., as Agent

                99.7 Mattel, Inc. Supplemental Executive Retirement Plan effective as of April 1, 1994

                99.8   Fisher-Price, Inc. Matching Savings Plan, 1994
                       Restatement

                99.9   Mattel, Inc. Personal Investment Plan, 1993 Restatement

                99.10 First Amendment to the Mattel, Inc. Personal Investment Plan, 1993 Restatement
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                               SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Leland P. Smith
                                                  -----------------------------
                                                  Leland P. Smith
        Date: March 21, 1995                      Assistant General Counsel
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